UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2020

Commission File Number: 000-55986

BOTS, INC.
(Exact name of registrant as specified in charter)
Puerto Rico	27-4439285
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1064 Ave Ponce De Leon, Suite 200, San Juan, PR	00907
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number	570-778-6459

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

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As used in this report, the terms “Company,” “our company,” “us,” “BOTS,”, “we” and “our” refer to BOTS, INC. unless the context requires otherwise

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase

On May 14, 2020 the Company entered into an Asset Purchase Agreement where the Company acquired the following assets from First Bitcoin Capital Corp.:

■ Minority ownership in SinglePoint, Inc., Medical Cannabis Payment Solutions, Inc., Petroteg Energy, Inc., Digital Asset Monetary Network, Inc., Kronos Advanced Technologies, Inc., and Tipestry, Inc.
■ Subsidiaries owned by First Bitcoin Capital Corp including but not limited to: CoinQx Exchange Limited, First Bitcoin Capital LLC., DbotTechnology Corp.
■ Hundreds of domains owned by First Bitcoin Capital Corp.
■ $1,250,000 in face value Convertible Promissory Notes issued by Kronos Advanced Technologies to First Bitcoin Capital LLC.
■ US Patent 9,135,781 B1 Bitcoin Kiosk/ATM Device and System Integrating Enrollment Protocol and Method of Using the Same
■ US Patent Application 2018/0315072 A1: Method and System of Facilitating Management of Cryptocurrency Based Loyalty Points Associated With One or More of a Product and a Service.
■ The majority of the inventory of numerous digital cryptocurrencies owned by First Bitcoin Capital Corp.

In exchange for the acquisition of these assets the Company issued 100,000,000 shares of common stock and 30,000,000 Series A Preferred stock to First Bitcoin Capital, with a pledge to issue an additional 60,000,000 shares of Series A Preferred upon reaching certain milestones. All Series A Preferred shares are to be retained by First Bitcoin Capital Corp. The 100,000,000 million shares of common stock are to be distributed to the shareholders of First Bitcoin Capital, where each shareholder shall be issued 1 share of MCIG common stock for every 4 shares of First Bitcoin Capital stock owned with any remaining shares to be retained by First Bitcoin Capital Corp.upon a record date being set by First Bitcoin Capital Corp.

Item 1.02 Termination of a Material Definitive Agreement.

BRRX Clinical Joint Venture Termination

On June 15, 2020 the Company entered into a settlement agreement with Bareroots RX, Inc., terminating the joint venture called BRRX Clinical, Inc.  As a condition of the termination, which expressly incorporates no admission of liability, the Company received $95,689 and the return of all the stock issued (2,000,000 shares of MCIG common stock) as a part of the settlement.

Item 8.01 Other Events.

On July 8, 202 FINRA approved the Company’s name change to BOTS, Inc. with the new symbol BTZI (btzi) effective July 9, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTS, INC.

Date: July 9, 2020

By: /s/ Paul Rosenberg

Paul Rosenberg,

Chief Executive Officer

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